SUPPLEMENT DATED OCTOBER 16, 2003 TO

PROSPECTUS DATED JANUARY 4, 1999 FOR

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICIES

ISSUED BY

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

THROUGH ITS

GNA VARIABLE INVESTMENT ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The “Distribution of the Contracts” provision in your prospectus is amended as follows:

Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) (“Capital Brokerage”) is the distributor and principal underwriter of the contracts and certificates. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker-dealer, and is a member of the NASD.

Capital Brokerage offers the contracts and certificates thereunder through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage and its registered persons is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage are also licensed as insurance agents in the states in which they do business and are appointed by us.

We pay commissions and other marketing related expenses associated with the promotion and sales of the contracts and certificates thereunder to Capital Brokerage. The amount of the commission varies but is not expected to exceed approximately 6.25% of each purchase payment. We may on occasion pay a higher commission for a short period of purchase payments. We pay commissions either as a percentage of purchase payments at the time we receive them, as a percentage of Certificate Value on an ongoing basis, or in some cases, a combination of both. The commission or a portion of it will be returned to us if the certificate is surrendered during the first Certificate Year.

When a contract and/or a certificate thereunder is sold through a registered representative of Capital Brokerage, Capital Brokerage passes through a portion of the sales commission to the registered representative who sold the contract and/or the certificate thereunder. Because registered representatives of Capital Brokerage are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

Capital Brokerage may enter into selling agreements with other broker-dealers (including our affiliate, Terra Securities Corporation) registered under the 1934 Act to sell the contracts. Under these agreements, the commission paid to the broker-dealer is not expected to exceed the amount described above. When a contract and/or a certificate is sold through another broker-dealer, Capital Brokerage passes through the entire amount of the sales commission to the selling broker-dealer; that broker-dealer may retain a portion of the commission before it pays the registered representative who sold the contract and/or certificate.

We also may make other payments for services that do not directly involve the sales of the contracts and/or certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recover commissions, marketing, administrative and other expenses and costs of certificate benefits through fees and charges imposed under the certificates. Commissions paid on the certificates, including other incentives and payments, are not charged directly to you or to your Certificate Value.

The “Legal Proceedings” provision in your prospectus is amended as follows:

There is no material pending litigation to which Company is a party or of which any of the Company’s property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which we have any knowledge.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.